UNITED  STATES
               SECURITIES  AND  EXCHANGE  COMMISSION
                    WASHINGTON,  D.C.  20549

                            FORM  8-A

       FOR  REGISTRATION  OF  CERTAIN  CLASSES  OF  SECURITIES
            PURSUANT  TO  SECTION  12(B)  OR  (G)  OF  THE
                SECURITIES  EXCHANGE  ACT  OF  1934

                       M-GAB  DEVELOPMENT  CORPORATION
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     (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

         FLORIDA                                            33-0961490
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  (STATE  OF  INCORPORATION)                              (I.R.S.  EMPLOYER
      OR  ORGANIZATION                                  IDENTIFICATION  NO.)



     1059  E.  SKYLER  DRIVE
        DRAPER,  UTAH                                              84020
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(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                   (ZIP  CODE)

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE UPON FILING PURSUANT TO GENERAL INSTRUCTION A.(C)(1), PLEASE CHECK THE FOLLOWING BOX. [_]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS TO BECOME EFFECTIVE SIMULTANEOUSLY WITH THE EFFECTIVENESS OF A CONCURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PURSUANT TO GENERAL INSTRUCTION A.(C)(2), PLEASE CHECK THE FOLLOWING BOX. [_]

IF  THIS  FORM  RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(B) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(C), CHECK THE FOLLOWING BOX. [_]

IF  THIS  FORM  RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(G) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(D), CHECK THE FOLLOWING BOX. [X]

SECURITIES  ACT  REGISTRATION  STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-68806  (IF  APPLICABLE)

SECURITIES  TO  BE  REGISTERED  PURSUANT  TO  SECTION  12(B)  OF  THE  ACT:

      TITLE  OF  EACH  CLASS                 NAME  OF  EACH  EXCHANGE  ON  WHICH
      TO  BE  SO  REGISTERED                 EACH  CLASS  IS  TO  BE  REGISTERED

            NONE                                       N/A
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   --------------------------          ------------------------------------
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SECURITIES  TO  BE  REGISTERED  PURSUANT  TO  SECTION  12(G)  OF  THE  ACT:

                   COMMON  STOCK,  PAR  VALUE  $0.001
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                        (TITLE  OF  CLASS)

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                        (TITLE  OF  CLASS)

         INFORMATION  REQUIRED  IN  REGISTRATION  STATEMENT

ITEM  1.  DESCRIPTION  OF  REGISTRANT'S  SECURITIES  TO  BE  REGISTERED.

     THIS REGISTRATION STATEMENT RELATES TO THE REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION OF SHARES OF COMMON STOCK, PAR VALUE $0.001 (THE "COMMON STOCK"), OF M-GAB DEVELOPMENT CORPORATION, A FLORIDA CORPORATION (THE
"REGISTRANT"). THE DESCRIPTION OF THE COMMON STOCK TO BE REGISTERED HEREUNDER SET FORTH UNDER THE CAPTION "DESCRIPTION OF SECURITIES" IN THE REGISTRANT'S REGISTRATION STATEMENT ON FORM SB-2, REGISTRATION NO. 333-68806 (THE "REGISTRATION STATEMENT"), FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS AMENDED, IS INCORPORATED HEREIN BY THIS REFERENCE.

ITEM  2.  EXHIBITS.

     THE FOLLOWING DOCUMENTS ARE INCLUDED AS EXHIBITS TO REGISTRANT'S REGISTRATION STATEMENT ON FORM SB-2 (REGISTRATION NO. 333-68806) AND INCORPORATED HEREIN BY THIS REFERENCE.

EXHIBIT        DESCRIPTION
NO.


3.1   ARTICLES  OF  INCORPORATION  OF  M-GAB  DEVELOPMENT  CORPORATION

3.2   BYLAWS  OF  M-GAB  DEVELOPMENT  CORPORATION

4.1   M-GAB,  INC.  2001  STOCK  OPTION  PLAN

4.2   LOCK-UP  AGREEMENT

23.1  CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

                           SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                           M-GAB  DEVELOPMENT  CORPORATION
                                           (REGISTRANT)

DATED:  MARCH  13,  2002                   /S/  CARL  M.  BERG

                                           CARL  M.  BERG,  PRESIDENT